SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange Act of 1934
                            (Amendment No. _______ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential for use by Commission only
              (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Materials Pursuant to SS.240.14a-12


                        POLYMER RESEARCH CORP. OF AMERICA
            --------------------------------------------------------
                 Name of Registrant as Specified in its Charter


            --------------------------------------------------------
         Name of Person Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:
               ----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:
               ----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               ----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:
               ----------------------------------------------------------------

5) Total fee paid:
 ------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:
------------------------------------------------------------

2)       Form, Schedule or Registration Statement No.:
------------------------------------------------------------

3)       Filing Party:
------------------------------------------------------------
4)       Date Filed:
------------------------------------------------------------

                        POLYMER RESEARCH CORP. OF AMERICA

                                2186 Mill Avenue

                            Brooklyn, New York 11234

                                                                     May 2, 2002


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 5, 2002


To the Shareholders of POLYMER RESEARCH CORP. OF AMERICA:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Polymer Research Corp. of America ("Polymer") will be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on June 5, 2002, at 10:00 A.M. for the following purposes, all as more fully set forth in the attached proxy statement:

          1.   To elect eight (8) directors of Polymer; and

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on May 1, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

         Pursuant to Article 2A of Polymer's Bylaws, any nominations for directors must be made in writing and received by the Secretary of the Corporation at least 21 days prior to the Meeting. Such nominations, if any, must set forth:

               (i) the name, age, business address, and if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee.

                YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN
                 THE ENCLOSED PROXY STATEMENT WHETHER OR NOT YOU
                   INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                       By Order of the Board of Directors



                             -------------------------------
                             Anna Dichter, Secretary

                        POLYMER RESEARCH CORP. OF AMERICA
                                2186 MILL AVENUE
                            BROOKLYN, NEW YORK 11234

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 2002


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Polymer Research Corp. of America, a New York corporation ("Polymer"), of proxies to be voted at the Annual Meeting of Shareholders to be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on June 5, 2002, at 10:00 A.M., local time, and at any adjournment thereof (the "Meeting"). This proxy statement will be mailed to shareholders on or about May 6, 2002.

         The purpose of the Meeting is to: (i) elect eight (8) directors of Polymer; and (ii) consider such other business that may properly come before the Meeting.

         Any shareholder giving a proxy has the power to revoke it by giving notice to Polymer in writing, or at the Meeting before any vote is taken. The shares represented by the enclosed proxy will be voted as directed if it is properly signed and received by Polymer prior to the time of the Meeting. If no direction is given in the proxy, it will be voted in favor of nominees named in this Proxy Statement. If for any unforeseen reason any of the nominees named in this Proxy Statement is not available as a candidate for director, the persons named as proxy holders will vote the proxy for such other candidate or candidates as may be nominated by the Board of Directors.

                           OUTSTANDING SECURITIES AND
                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The shareholders of record of Polymer's Common Shares at the close of business on the record date, May 1, 2002, are entitled to vote on matters to come before the Meeting. On that date, there were 1,925,784 issued and outstanding Common Shares. As provided in the Certificate of Incorporation, each Common Share is entitled to one vote. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         The following table sets forth certain information, as of May 1, 2002 with respect to each person known to Polymer to be the beneficial owner of more than 5% of Polymer's Common Shares and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

         NAME AND ADDRESS            AMOUNT                   PERCENTAGE
         BENEFICIAL OWNER           BENEFICIALLY OWNED         OF CLASS
         ----------------           ------------------         --------

         Carl Horowitz              762,668(1)                 39.6%(1)
         2719 Whitman Drive
         Brooklyn, NY 11234

         Irene Horowitz             475,354(1)                 24.7%(1)
         2719 Whitman Drive
         Brooklyn, NY 11234

         All Officers and           1,013,908                  52.64%
         Directors as a Group
         (10 persons)

---------------
          (1) Includes for each of Carl and Irene Horowitz 291,375 shares owned jointly by them, but excludes shares owned individually by the other.

                             EXECUTIVE COMPENSATION

The following table sets forth all compensation paid for services rendered during the year ended December 31, 2001 and for the two prior years to the chief executive officer of Polymer and each executive officer whose aggregate cash compensation exceeded $100,000 for the year ended December 31, 2001.


                           SUMMARY COMPENSATION TABLE


                                                                                            Long Term
                                                                                            Compensation
                                                                                           ------------
Name and
Principal                                                      Other Annual                Restricted
Position               Year          Salary         Bonus      Compensation(1)(2)(3)       Stock Awards
--------               ----          ------         -----      ------------               ---------------
Carl Horowitz          2001        $171,765           $ 0              $0                 $       0
Chief Executive        2000         180,440             0               0                    53,125
Officer, President     1999         174,414             0          12,812                    50,000



Irene Horowitz         2001         134,591             0               0
Senior Vice President  2000         141,388             0               0                         0
                       1999         164,873             0               0                    53,125
                                                                                             50,000

John M. Ryan
Executive Vice         2001         286,583             0               0                         0
President              2000         247,178             0               0                         0
                       1999         272,486             0               0                    20,000

Mohan Sanduja
Vice President         2001         124,073             0               0                         0
                       2000         128,180             0               0                         0
                       1999         126,897             0               0                         0



----------

    (1) Represents life insurance premium for policy of which Dr. Horowitz has the right to designate beneficiary.

    (2) The above table does not include any amount for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.


    (3) In addition, each officer received profit sharing equal to such officer's pro rata portion of an aggregate of $5,000 profit sharing contribution based upon such officer's salary as compared to all employee salaries.

         Directors who are not employees of Polymer receive a fee of $500 for each regular meeting of the Board of Directors that they attend. Polymer has no committees of directors except for an audit committee. See "Report of Audit Committee" below. The Board of Directors met one time during 2001 and acted by unanimous written consent one time. No directors other than Boris Jody, Alice Barton, and Jaschsa Gurevitz attended less than 75% of the total number of meetings of the Board and Committee on which he or she served.

                              EMPLOYMENT AGREEMENTS

         On May 17, 1998, the Company amended Mr. Horowitz's employment agreement to extend it through May 16, 2003. Mr. Horowitz's base salary under the agreement was $170,000 for 1998 with annual increases of $10,000 thereafter until December 31, 2002. In the final period of the agreement (January 1, 2003 through May 16, 2003) Mr. Horowitz will receive salary at the annual rate of $240,000.

         On July 26, 1994 the Company entered into retirement agreements with Carl Horowitz and Irene Horowitz, each a director, and the Company's President and Senior Vice President, respectively. Upon retirement, the agreements set a compensation rate of 60% of the average annual compensation for the five preceding years, payable for the remainder of the individuals' life. In addition the Company is to maintain the individuals' medical benefits.

                                     OPTIONS

         Polymer did not grant any stock options to the named officers during 2001. No named officer exercised any options during 2001 or at the end of the year held any options to purchase shares of Common Stock of Polymer.

                              ELECTION OF DIRECTORS

         There are eight (8) directors to be elected at the 2002 Annual Meeting of Shareholders. Those nominees receiving a plurality of the votes cast will be elected. The Board of Directors recommends a vote FOR election of the nominated slate of directors.

         The following table states the names of the nominees, their age, the present and former occupation of each nominee and the number of shares of Polymer owned by each nominee as of the record date. All are currently directors of Polymer who hold office until the Meeting and until their successors are elected and qualified.

                                                                           Number of Shares
                                                                           of Company                Percentage of Shares
Name                           Occupation                                  Beneficially Owned             Outstanding
----                           ----------                                  ------------------             -----------

Carl Horowitz                  President, Chairman of the Board of         762,668(1)                         39.6%
                               Directors and a Director of Polymer
                               since its inception in 1963.  Mr.
                               Horowitz is 78 years old.

Irene Horowitz                 Mrs. Horowitz is Senior Vice                475,354(1)                         24.7%
                               President and Manager of New
                               Technology of Polymer. Mrs.
                               Horowitz has been a Director of
                               Polymer since 1977.  Mrs. Horowitz
                               is 78 years old.



                                       5


John Ryan                      Mr. Ryan has been employed by               40,210                             2.08%
                               Polymer since 1981. In 1985, Mr.
                               Ryan became Executive
                               Vice-President-Corporate Research
                               of Polymer.  Mr. Ryan has been a
                               Director since 1985.  Mr. Ryan is
                               46 years old.

Boris Jody                     Mr. Jody was employed by the                -0-                                --
                               Standard Motors Corporation from
                               1952 until his retirement in 1991.
                               His last position was as Assistant
                               Executive Vice-President.  Mr. Jody
                               has been a Director since 1985.
                               Mr. Jody is 83 years old.  Mr. Jody
                               is a member of the Audit
                               Committee.

Mohan Sanduja                  Dr. Sanduja received his Ph.D in            1,000                              0.05%
                               chemistry from Queens University,
                               Ontario, Canada in 1972.  From
                               1979-1982, Dr. Sanduja was
                               Assistant Director of Research at
                               Polymer.  Since 1982, Dr. Sanduja
                               has been Polymer's Director of
                               Research. Dr. Sanduja has been a
                               Vice President-Research and a
                               Director since 1987.  Dr. Sanduja
                               is 66 years old.

Alice Barton                   Ms. Barton was first employed by            20,151                             1.04%
                               Polymer in 1980.  From 1993 to
                               1996, she was Senior Vice
                               President-R&D Marketing; from 1982
                               to 1993, she was Vice President-R&D
                               Marketing. In 1998, Ms. Barton
                               rejoined Polymer as Vice President,
                               West Coast Operations.  Ms. Barton
                               has been a Director since 1987.
                               Ms. Barton is 41 years old.

Jaschsa J. Gurevitz            Retired since 1990.  For more than               0                               -
                               five years prior thereto, manager
                               of New York Office of Central News
                               Agency of Johannesburg South
                               Africa.  Mr. Gurevitz has been a
                               Director since 2000.  Mr. Gurevitz
                               is 83 years old.  Mr. Gurevitz is a
                               member of the Audit Committee.


                                        6





                                        1

Terry J. Wolfgang              Mrs. Wolfgang was employed by               3,700                              0.19%
                               Polymer from 1981 through April,
                               1989.  From 1986 through April, 10,
                               1989, she was Vice President of
                               Contracts.  Mrs. Wolfgang is an
                               attorney practicing law in New York
                               City since 1989.  Mrs. Wolfgang has
                               been a Director since 1989.  Mrs.
                               Wolfgang is 39 years old.

--------------


(1) Includes for each of Carl and Irene Horowitz 291,375 shares owned jointly by them.


         Carl and Irene Horowitz are husband and wife and are the parents of Alice Barton and Terry Wolfgang. Each disclaims beneficial ownership of shares owned by the others.

CERTAIN TRANSACTIONS

         During 2001, Polymer compensated Terry S. Wolfgang, Esq. $83,232 for legal services rendered to Polymer. Ms. Wolfgang is a director of Polymer and is the daughter of Polymer's President, Dr. Carl Horowitz and Senior Vice President, Irene Horowitz.

OFFICERS

         In addition to the directors listed above, Polymer has two officers. Information concerning those individuals is set forth below:

NAME                             AGE                          NO. OF SHARES

Anna Dichter                     85                           1,800

Clare Chamow                     65                           400


         Anna Dichter joined Polymer in 1968 as Controller. She was elected Secretary/Treasurer of Polymer in 1977. Mrs. Dichter, who devotes her full time and efforts to the affairs of Polymer, is in charge of maintaining Polymer's books on a day-to-day basis. She is the sister of Irene Horowitz.

         Clare Chamow joined Polymer in 1982. She became a Vice President in March of 1996 and is responsible for office management.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board is responsible for recommending the appointment of the Polymer's independent accountants, reviewing the plan and results of the yearly audit by the independent accountants, reviewing Polymer's system of internal controls and procedures and where necessary, investigating matters relating to the audit functions. The Board adopted a written charter for the Audit Committee on June 2, 2000. The Audit Committee met one time during 2001.

         The Audit Committee has reviewed Polymer's audited consolidated financial statements for the year ended December 31, 2001 and discussed such statements with management and Polymer's independent auditors, Goldstein & Ganz, P.C. Management represented to the Committee that Polymer's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The Audit Committee has discussed with Goldstein & Ganz, P.C. the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

         The Audit Committee received from Goldstein & Ganz, P.C. the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that Polymer's audited consolidated financial statements be included in Polymer's Annual Report on Form 10-KSB for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission.

                                           Submitted by the Audit Committee:

                                           Jaschsa Gurevitz
                                           Boris Jody

                          AUDIT COMMITTEE INDEPENDENCE

         Each member of the Audit Committee is independent under the definition of independence under the NASDAQ Listing Standards.

                             AUDIT AND RELATED FEES

AUDIT FEES. The Company paid $19,000 to Goldstein & Ganz, P.C., its independent auditors, for professional services rendered for the audit of the Company's 2001 financial statements.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees paid by the Company to Goldstein & Ganz, P.C. for financial information system design and implementation for 2001.

ALL OTHER FEES. The Company paid no fees to Goldstein & Ganz, P.C. for services other than those described above.

         Since Goldstein & Ganz, P.C. provided no services other than services in connection with the audit of the Company's financial statements, the Audit Committee did not consider whether the provision of the non-audit services was compatible with maintaining Goldstein & Ganz, P.C. independence.


                    POLYMER'S INDEPENDENT PUBLIC ACCOUNTANTS

       Goldstein & Ganz, P.C. has been appointed Polymer's independent public accountant for fiscal 2002. A representative of Goldstein & Ganz, P.C. is expected to be present at the 2002 Annual Meeting of Shareholders, and will be available to answer appropriate questions, and will have an opportunity to make a statement if such representative should desire.

       On February 26, 2001, Polymer engaged Goldstein & Ganz, P.C. as the principal accountants to audit Polymer's financial statements for the fiscal year ending December 31, 2000. The decision to change accountants was approved by the Board of Directors of Polymer. Polymer's previous certifying accountant was Castellano Korenberg & Co.

       The Report of Castellano Korenberg & Co. on the financial statements of Polymer for 1998 and 1999 fiscal years did not contain an adverse opinion or disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Castellano Korenberg & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the 1998 and 1999 fiscal years which, if not resolved to Castellano Korenberg & Co.'s satisfaction, would have caused Castellano Korenberg & Co. to make reference to the subject matter of the disagreement(s) in connection with its Reports.

       Prior to its engagement as Polymer's independent accountant, Goldstein & Ganz, P.C. had not been consulted by Polymer either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on Polymer's financial statements.

         Each of Goldstein & Ganz, P.C. and Castellano Korenberg & Co. has informed Polymer that it does not believe that the statements made in this Proxy Statement by Polymer with respect to the change in accountants are incorrect or incomplete.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of Polymer's Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of Polymer's securities. Polymer believes that, except for John Ryan, who filed Forms 4 for November 2001 and December 2001 in March 2002, during 2001, its directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements. In making this statement, Polymer has relied upon examination of the copies of Forms 3, 4 and 5 provided to Polymer. John Ryan reported six sales of an aggregate of 4,750 shares of Common Stock in November 2001 and six sales of an aggregate of 10,250 shares in December 2001.

                             STOCKHOLDER'S PROPOSALS

         From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2003 Annual Meeting, and who wish to have such proposals included in the Polymer's Proxy Statement for the 2003 Annual Meeting, must be certain that such proposals are received by Polymer's Secretary at Polymer's executive offices, 2186 Mill Avenue, Brooklyn, NY 11234 not later than January 2, 2003. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2003 Annual Meeting but who do not wish to have such proposal included in the Polymer's Proxy Statement for such meeting must be certain that notice of such proposal is received by Polymer's Secretary at Polymer's executive offices not later than March 18, 2003.

                             ADDITIONAL INFORMATION

         The cost of solicitation of Proxies will be borne by Polymer. Such solicitation will be without cost to Polymer, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by Polymer.

                                 OTHER BUSINESS

       The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

Dated: Brooklyn, New York
       May 2, 2002



         UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER OF POLYMER, POLYMER WILL PROVIDE TO SUCH STOCKHOLDER A COPY OF POLYMER'S ANNUAL REPORT ON FORM 10-KSB FOR 2001, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE DIRECTED TO SECRETARY, POLYMER RESEARCH CORP. OF AMERICA, 2186 MILL AVENUE, BROOKLYN, NEW YORK 11234. THERE WILL BE NO CHARGE FOR SUCH REPORT UNLESS ONE OR MORE EXHIBITS THERETO ARE REQUESTED, IN WHICH CASE POLYMER'S REASONABLE EXPENSES OF FURNISHING SUCH EXHIBITS MAY BE CHARGED.

                        POLYMER RESEARCH CORP. OF AMERICA

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  JUNE 5, 2002

         The Undersigned hereby appoints Carl Horowitz and Irene Horowitz, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote as designated on the reverse side, all shares of Common Stock, $.03 par value, of Polymer Research Corp. of America (the "Company") held of record by the undersigned as of the close of business on May 1, 2002 at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on June 5, 2002, at 2186 Mill Avenue, Brooklyn, New York 11234, and at any adjournments or postponements thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR AND, AS SET FORTH IN THE PROXY STATEMENT, WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN IN CONNECTION WITH ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR SUCH NOMINEES.


                                                          SEE REVERSE
       CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE

[X]      Please mark votes as in this example.



1. ELECTION OF DIRECTORS TO A ONE-YEAR TERM.

Nominees: Carl Horowitz, Irene Horowitz, Mohan Sanduja, Boris Jody, John M. Ryan, Alice Barton, Jaschsa Gurevitz, Terry Wolfgang.

Proxies not marked to withhold authority will be voted FOR the election of all nominees whose names are not written on the line below.

[ ] FOR ALL NOMINEES  [ ] WITHHELD FROM ALL NOMINEES



[ ]  _____________________________________________
     For all nominees except as noted above


[ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.

IMPORTANT: Signatures should correspond exactly with the name(s) as they appear on the stock record books of the Corporation. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title.


Signature:                 Date:
          ----------------      ---------



Signature:                 Date:
          ----------------      ---------